Income taxes	12 Months Ended
Dec. 31, 2019
Income taxes
Income taxes

10. Income taxes

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and liabilities were as follows:

	December 31,
(in thousands)	2018	2019
Deferred tax assets:
Net operating loss carryforwards	$3,445	$14,864
Research and development credits	464	1,467
Collaboration and license agreement	1,116	1,208
Share-based compensation	—	10
Accrued expenses and other	18	798
Gross deferred tax assets	5,043	18,347
Less: valuation allowance	(5,042)	(18,347)
Net deferred tax asset	1	—
Deferred tax liability
Depreciation	(1)	—
	$—	$—

In assessing the need for a valuation allowance, management must determine that there will be sufficient taxable income to allow for the realization of deferred tax assets. Based upon the historical and anticipated future losses, management has determined that the deferred tax assets do not meet the more-likely-than-not threshold for realizability. Accordingly, a full valuation allowance has been recorded against the Company’s net deferred tax assets as of December 31, 2018 and 2019. The valuation allowance increased by $5.0 million and $13.3 million during the years ended December 31, 2018 and 2019, respectively.

A reconciliation of the federal income tax rate to the Company’s effective tax rate is as follows:

	Year ended
	December 31,
	2018	2019
Federal tax benefit at statutory rate	(21.0)%	(21.0)%
State tax, net of federal benefit	(13.5)	(10.2)
Permanent differences	(1.0)	4.3
Research and development	(3.5)	(2.2)
Change in valuation allowance	39.0	29.1
	—%	—%

The following table summarizes carryforwards of federal, state and local net operating losses (NOL) and research tax credits:

	December 31,
(in thousands)	2018	2019
Federal	$10,267	$43,983
State	10,271	43,986
Local	10,012	43,728
Research tax credits	464	1,467

The NOL carryforwards begin expiring in 2037 for federal and state income tax purposes, however; all federal NOL carryforwards generated subsequent to January 1, 2018, are able to be carried forward indefinitely. The NOL carryforwards for local income taxes related to the city of Philadelphia begin expiring in 2021. As of December 31, 2019, the Company also had federal research and development tax credit carryforwards of $1.5 million that will begin to expire in 2037, unless previously utilized.

The NOL and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. NOL and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders over a three-year period in excess of 50 percent, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has not done an analysis to determine whether or not ownership changes have occurred since inception. Certain state NOLs may also be limited, including Pennsylvania, which limits NOL utilization as a percentage of apportioned taxable income.

The Company will recognize interest and penalties related to uncertain tax positions as a component of income tax expense. As of December 31, 2019, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in the Company’s statement of operations. Due to NOL and tax credit carry forwards that remain unutilized, income tax returns for tax years from 2017 and 2018 remain subject to examination by the taxing jurisdictions. The NOL carryforwards remain subject to review until utilized.